UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2022
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL	60614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on January 5, 2022 by Exicure, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”), on December 30, 2021, the Company received a letter from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), as the closing bid price of the Company’s common stock was below $1.00 per share for the previous thirty (30) consecutive business days (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a 180-calendar day compliance period, or until June 28, 2022, to regain compliance with the Bid Price Requirement. In order to have regained compliance, the closing bid price of the Company’s common stock would have had to meet or exceed $1.00 per share for at least ten (10) consecutive business days during the 180-calendar day grace period. During such compliance period, the closing bid price of the Company’s common stock did not satisfy the Bid Price Requirement.

As a result, on June 29, 2022, the Company received another notice from Nasdaq (the “Letter”) stating that the Company has not regained compliance with the Bid Price Requirement during the compliance period. The Letter also noted that the Company is not eligible for a second 180-calendar day grace period, as the Company does not currently comply with Nasdaq Listing Rule 5505(b), which requires a minimum of $5,000,000 in stockholders’ equity for initial listing on Nasdaq, among other Nasdaq listing criteria. Pursuant to the Letter, unless the Company requests a hearing to appeal this determination with a Nasdaq Hearing Panel (the “Panel”) by July 6, 2022 (the “Hearing Request Date”), the Company’s common stock will be delisted from The Nasdaq Capital Market, trading of the Company’s common stock will be suspended at the opening of business on July 8, 2022, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s common stock from listing and registration on The Nasdaq Capital Market. While an appeal process is pending, the suspension of trading of the Company’s common stock would be stayed, and the Company’s common stock would continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision.

Effective at 5:00 p.m. Eastern Time on June 29, 2022, the Company will implement a reverse stock split of its common stock at a ratio of one-for-thirty (1-for-30) reverse stock split of its outstanding common stock, as further discussed under Item 5.03 below, which the Company hopes will assist the Company in regaining compliance with the Bid Price Requirement. The Company plans to timely request a hearing before the Panel. The Company intends to monitor the closing bid price for its common stock, and will consider other available options to resolve its non-compliance with the Bid Price Requirement. Assuming the Company is able to regain compliance with the Bid Price Requirement prior to or following the hearing, the Company intends to request that the Nasdaq staff confirm the Company’s compliance with the Bid Price Requirement.

There can be no assurance that the Company will regain compliance with the Bid Price Requirement, and that if the Company does not regain compliance with all Nasdaq listing standards and requests a hearing with the Panel, that the Panel will grant the Company’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market. In addition, in the event that the Company regains compliance with the Bid Price Requirement, there can be no assurance that the Company will be able to comply with Nasdaq’s other listing standards.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split

On June 28, 2022, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-thirty (1-for-30) reverse stock split of its outstanding common stock. The Amendment will be effective at 5:00 p.m. Eastern Time on June 29, 2022. A series of alternate amendments to effect a reverse stock split was approved by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders held on June 10, 2022, and the specific one-for-thirty (1-for-30) reverse stock split was subsequently approved by the Company’s board of directors on June 14, 2022.

The Amendment provides that, at the effective time of the Amendment, every thirty (30) shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share. The reverse stock split will effect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Amendment. As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options, restricted share unit award and performance unit award issued by the Company and outstanding immediately prior to the effective time of the Amendment, which will result in a proportionate decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted share unit award and performance unit award, and, in the case of stock options, a proportionate increase in the exercise price of all such stock options. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the effective time of the Amendment will be reduced proportionately.

No fractional shares will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. The reverse stock split will affect all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (except to the extent that the reverse stock split results in any stockholder owning only a fractional share).

The Company’s common stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis when the market opens on Thursday, June 30, 2022. The new CUSIP number for the Company’s common stock following the reverse stock split is 30205M 200.

The foregoing description is qualified in its entirety by the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On June 29, 2022, the Company issued a press release announcing [the Letter and] the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Current Report on Form 8-K other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s ability to regain compliance with Nasdaq listing rules or standards including its ability to regain compliance with the Bid Price Requirement; the Company’s belief that the implementation of the reverse stock split will regain the Company’s compliance with the Bid Price Requirement; the Company’s ability to be granted a hearing or any additional compliance period by Nasdaq; following any such hearing, the Company’s ability to continue to list its common stock on The Nasdaq Capital Market; and the Company’s ability to obtain any relief from delisting as necessary from Nasdaq or ultimately meet any applicable Nasdaq requirements for any such relief. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the reverse stock split may not have the effect of increasing the trading price of the Company’s common stock; the Company may not be able to regain compliance with all Nasdaq continued listing requirements including but not limited to the Bid Price Requirement; market and other conditions; and the ongoing geographic, social and economic impact of the ongoing COVID-19 pandemic on the Company’s ability to conduct its business and raise capital when and as needed. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2022, as updated by the Company’s subsequent filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Exicure, Inc., effective June 29, 2022.
99.1	Press release of the Company dated June 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2022	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer